HALLMARK FINANCIAL SERVICES, INC.
                      14651 Dallas Parkway, Suite 900
                             Dallas, Texas 75240


                               PROXY STATEMENT

                                     FOR

                        ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JUNE 30, 1999



                    SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hallmark Financial Services, Inc., a Nevada corporation (the "Company"), to be voted at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, June 30, 1999, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of each of the nominees for director, in favor of the other proposals set forth in the Notice and in the discretion of the proxy holder on any other matter that may properly come before the meeting.

      Submitting a proxy will not affect a shareholder's right to vote in person at the Annual Meeting. Any shareholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not of itself revoke the proxy.

      All expenses of preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

      The principal executive offices of the Company are located at 14651 Dallas Parkway, Suite 900, Dallas, Texas 75240. The Company's mailing address is the same as that of its principal executive offices.

      This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders on or about June 4, 1999. A copy of the Company's Annual Report for the fiscal year ended December 31, 1998, is enclosed herewith. Except as expressly incorporated by reference herein, such Annual Report does not constitute a part of the materials used for the solicitation of proxies.

                       PURPOSES OF THE MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:

      1. Election of six directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

      2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.


                            QUORUM AND VOTING

      The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 17, 1999 (the "Record Date"). On the Record Date, there were 11,048,133 shares of Common Stock of the Company, par value $0.03 per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock actually voted will be required for the approval of all other matters to come before the Annual Meeting.

      Abstentions and broker non-votes will be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to the Bylaws of the Company, abstentions and broker non-votes will not be counted in determining the number of shares voted on any matter and will have no effect on the election of directors or the approval of any proposal submitted to a vote of the shareholders at the Annual Meeting.


       PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by (i) each current director and nominee for director of the Company; (ii) all executive officers and current directors of the Company as a group; and (iii) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Unless otherwise indicated, the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them. The mailing address for all directors and executive officers is the same as that of the Company.

                              No. of Shares             Percent of Class
Shareholder               Beneficially Owned           Beneficially Owned
Ramon D. Phillips (1)           656,476                        5.8
Raymond A. Kilgore (1)          603,047                        5.4
Linda H. Sleeper (1)            203,000                        1.8
Jack R. Daugherty (2)           276,768                        2.5
Kenneth H. Jones, Jr. (3)       125,357                        1.1
Samuel W. Rizzo (3, 4)          205,262                        1.8
A. R. Dike (3)                  116,000                        1.0
James H. Graves (5)             172,500                        1.5
George R. Manser (5, 6)         123,200                        1.1
C. Jeffrey Rogers (5)           120,000                        1.1

All executive officers
and current directors,
as a group
(11 persons) (7)              2,736,181                       21.9
Derby Trust PLC (8)           1,838,000                       16.6
Heartland Advisors, Inc. (9)  1,170,600                       10.6

1     Includes 200,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

2     Includes 125,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

3     Includes 102,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

4     Includes 5,000 shares held by Mr. Rizzo's spouse, over which shares he exercises no voting or dispositive authority, and 20,000 shares held by an irrevocable trust, over which shares Mr. Rizzo shares voting and dispositive authority. Mr. Rizzo disclaims beneficial ownership of all shares held by his spouse and such trust.

5     Includes 95,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

6     Includes 9,000 shares held by Mr. Manser's spouse, over which shares
Mr. Manser shares voting and dispositive authority.

7     Includes 1,422,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

8     As reported on Schedule 13D filed with the Securities and Exchange
Commission in February, 1996. The address for Derby Trust PLC is 1 Connaught Place, London W2 2DY, United Kingdom.

9     As reported on Schedule 13G filed with the Securities and Exchange
Commission on January 11, 1999. Includes 1,060,000 shares over which Heartland Advisors, Inc. has no voting power. The address for Heartland Advisors, Inc. is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

                           ELECTION OF DIRECTORS
                                 (Item 1)

      Pursuant to the Bylaws of the Company, the Board of Directors has reduced the number of directors constituting the Board of Directors from ten to six, effective as of the Annual Meeting. At the Annual Meeting, six directors will be elected for a term expiring at the 2000 annual meeting of the Company's shareholders or when their successors are elected and qualify. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted in the election of directors.

      The Company's Board of Directors has proposed the election of the following slate of nominees for election as directors at the Annual Meeting. None of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any executive officer of the Company. In the absence of instructions to the contrary, shares represented by proxy will be voted for the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

      The Board of Directors recommends a vote FOR election of each nominee below.

                             Director              Current Position(s)
Name                Age        Since                with the Company
Ramon D. Phillips   65         1989            President, Chief Executive
                                               Officer, Director and
                                               Chairman of the Board of
                                               Directors

Linda H. Sleeper    51         1996            Executive Vice President,
                                               Chief Operating Officer and
                                               Director

Raymond A. Kilgore  50         1988            Senior Vice President,
                                               Secretary and Director

James H. Graves     50         1995            Director

George R. Manser    67         1995            Director

C. Jeffrey Rogers   51         1995            Director

      Ramon D. Phillips has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since May 1989. For 12 years before joining the Company, Mr. Phillips was an executive with Pizza Inn, Inc., a restaurant chain, holding the positions of Vice President - Finance (1977 - 1986), Executive Vice President (1986 - May
1989) and director (1979 - May 1989). Mr. Phillips was again elected to Pizza Inn's board of directors in August 1990 and continues to serve in that capacity.

      Linda H. Sleeper joined the Company as Vice President of Corporate Development and Administration in May 1993 and was promoted to Executive Vice President and Chief Operating Officer in December 1994. From 1992 until May 1993, Ms. Sleeper was self-employed as a management consultant. From 1989 until 1992, she served as a Vice President for Audisys Corporation, a financial consulting firm, and was Senior Assistant Treasurer of Southmark Corporation from 1988 until 1989. Ms. Sleeper held various offices at Pizza Inn, Inc. from 1979 until 1988, completing her tenure as Vice President of Finance. Ms. Sleeper was an accountant with Peat, Marwick, Mitchell & Co. from 1975 until 1979. She is a certified public accountant.

      Raymond A. Kilgore has served as Senior Vice President of the Company since December 1994. From February 1988 until December 1994, Mr. Kilgore served as Vice President of the Company, and also served as interim Chief Executive Officer from August 1988 until May 1989. From 1985 until February 1988, Mr. Kilgore was a Vice President of Cash America Investments, Inc. (now known as Cash America International, Inc.) ("Cash America"), a publicly held company operating pawn shops and jewelry stores.

      James H. Graves is a Partner and Managing Director of J.C. Bradford & Co., a Nashville based regional securities firm which provides investment banking, underwriting and brokerage services. He serves co-manager of the Corporate Finance Department, which provides general investment banking services for corporate clients. In this capacity, Mr. Graves has rendered advisory services to the Company. Prior to joining J.C. Bradford & Co. in 1991, Mr. Graves had for 11 years been employed by Dean Witter Reynolds, where he completed his tenure as the head of the Special Industries Group in New York City.

      George R. Manser is Director of Corporate Finance of Uniglobe Travel USA, L.L.C., a franchisor of travel agencies. Mr. Manser also presently serves as a director of Cardinal Health, Inc., Check-Free Systems, Inc., AmerLink Corp. and State Auto Financial Corp., and is an advisory director of J.C. Bradford & Co. From 1984 to 1994, Mr. Manser also served as a director and Chairman of North American National Corporation and its subsidiaries, Pan-Western Life Insurance Company, Brookings International Life Insurance Company and Howard Life Insurance Company. During this period, he also served as the Chairman and a director of National Masonic Provident Association and as a director of DevelopMed Associates, Inc.

      C. Jeffrey Rogers is Vice Chairman, President, Chief Executive Officer and a director of Pizza Inn, Inc., which owns, franchises and supplies a chain of pizza restaurants located in the United States and various foreign countries. Prior to joining Pizza Inn, Inc. in 1989, Mr. Rogers was President, Chief Executive Officer and a director of USA Cafes General Partner, Inc., which owns and franchises the Bonanza Family Restaurant chain of restaurants.

Board Committees and Meetings

      Standing committees of the Board of Directors of the Company include the Executive Committee, the Audit Committee, the Compensation Committee, the Stock Option Committee and the Nominating Committee.

      The Executive Committee is presently composed of Kenneth H. Jones (chairman), A. R. Dike and Messrs. Phillips and Rogers. Between meetings of the Board of Directors, the Executive Committee has the full power and authority of the Board in the management of the business and affairs of the Company, except to the extent limited by statute and the Bylaws of the Company. The Executive Committee meets periodically between meetings of the Board of Directors and held four such meetings during 1998.

      The Audit Committee is presently composed of Samuel W. Rizzo (chairman) and Messrs. Jones, Graves and Manser. The Audit Committee consults with management regarding reports and recommendations submitted by the Company's independent auditors, reviews the independent auditors' billings, and makes recommendations to the full Board with respect to the engagement or dismissal of independent auditors. The Audit Committee met twice during 1998.

      The Compensation Committee and the Stock Option Committee are each presently composed of Messrs. Graves (chairman) and Dike and Jack R. Daugherty. At the direction of the full Board, the Compensation Committee reviews and makes recommendations with respect to compensation of the executive officers of the Company. The Stock Option Committee administers the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan, including the determination of participants therein and the grant of options thereunder. Neither committee met during 1998.

      The Nominating Committee is presently composed of Messrs. Rogers (chairman) and Daugherty. The Nominating Committee investigates and recommends to the Board of Directors qualified nominees for election to the Board. The Nominating Committee has not yet implemented procedures for consideration of nominees submitted by shareholders of the Company. The Nominating Committee met once during 1998.

      The Board of Directors held six meetings during 1998. Various matters were also approved by the unanimous written consent of the Board of Directors during the last fiscal year. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

Director Compensation

      During the first three quarters of 1998, the Company paid all directors a fee of $1,500 for each Board meeting attended and a fee of $750 for each committee meeting attended. No other compensation was paid to any non-employee director during 1998. Commencing in the fourth quarter of 1998, the Company suspended the payment of fees to directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      The Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of ownership and changes of ownership of the Common Stock with the Securities and Exchange Commission. Based solely upon information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 1998.

                    EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

      The following persons are the executive officers of the Company:

Name                  Age                  Position(s) with the Company
Ramon D. Phillips     65               President, Chief Executive Officer,
                                       Director and Chairman of the Board
                                       of Directors

Linda H. Sleeper      51               Executive Vice President, Chief
                                       Operating Officer and Director

Raymond A. Kilgore    50               Senior Vice President, Secretary and
                                       Director

Johnny J. DePuma      61               Senior Vice President and Chief
                                       Financial Officer

      No executive officer bears any family relationship to any other executive officer or to any director or nominee for director of the Company. Information concerning the business experience of Ramon D. Phillips, Linda H. Sleeper and Raymond A. Kilgore is provided under Election of Directors.

      Johnny J. DePuma joined the Company in August 1990 as Vice President and Chief Financial Officer and was promoted to his present position in December 1994. For the 10 years prior to joining the Company, he was Vice President and Chief Financial Officer of HiLite Industries, Inc., a manufacturer of original equipment auto parts.

Summary Compensation Table

      The following table sets forth certain information concerning compensation of the Chief Executive Officer and the other executive officers of the Company for the last three fiscal years.

                                                   Other          All
Name and            Year                          Annual         Other
Principal           Ended                      Compensation   Compensation
Position           Dec. 31     Salary   Bonus       ($) 1         ($) 2
Ramon D.             1998     217,463    -0-       10,000         20,257
Phillips             1997     212,000    -0-       45,736         25,909
  President,         1996     200,000  100,000     15,744         26,975
  Chief Exec.
  Officer and
  Chairman of
  the Board of
  Directors

Linda H. Sleeper     1998     139,504    -0-         -0-            4,500
  Executive Vice     1997     133,923    -0-          736           7,500
  President and      1996     130,000   70,000        744           6,750
  Chief Operating
  Officer

Raymond A. Kilgore   1998      99,376    -0-         -0-            4,500
  Senior Vice        1997      94,423    -0-          576           7,500
  President and      1996      90,500   40,000        561          11,250
  Secretary

Johnny J. DePuma     1998      108,731    -0-         -0-             -0-
  Senior Vice        1997      103,923    -0-         638             -0-
  President and      1996      100,000  40,000        620             -0-
  Chief Financial
  Officer

1     Represents car allowance, life insurance allowance, premiums on long-
term disability insurance and the portion of premiums on a reverse split-dollar insurance policy on the life of Ramon D. Phillips which are considered compensation to Mr. Phillips for federal income tax purposes. See, Certain Transactions.

2     Represents director fees and the incremental annual increase in the accrued cash surrender value of a reverse split-dollar insurance policy on the life of Ramon D. Phillips which is payable to the estate of Mr. Phillips in the event of his death. See, Election of Directors and Certain Transactions.

Option Grants in Last Fiscal Year

      No stock options or stock appreciation rights were granted to the executive officers during the fiscal year ended December 31, 1998.

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

      Shown below is information with respect to the executive officers regarding option exercises during the fiscal year ended December 31, 1998, and the value of unexercised options held as of December 31, 1998.

("Exer." = Exercisable)
("Unexer." = Unexercisable)

                                           Securities          Value of
                                           Underlying        Unexercised
                 Shares                    Unexercised       In-the-Money
                Acquired                   Options (#)      Options ($) 1
              on Exercise    Value
Name              (#)       Received    Exer.    Unexer.   Exer.   Unexer.
Ramon D.
 Phillips (2)     -0-         -0-      200,000      -0-    12,500     -0-

Linda H.
 Sleeper          -0-         -0-      200,000      -0-    12,500     -0-

Raymond A.
 Kilgore (2)      -0-         -0-      200,000      -0-    12,500     -0-

Johnny J.
 DePuma (2)       -0-         -0-      200,000      -0-    12,500      -0-

1     Values stated are pre-tax and are based upon the closing price of
$0.4375 per share of the Common Stock on the American Stock Exchange Emerging Company Marketplace on December 31, 1998, the last trading day of the fiscal year.

2     Does not include certain warrants to purchase shares of the Company's
Common Stock issued in consideration of the agreement to pledge shares of the Common Stock to secure a line of credit for the Company. See, Certain Transactions.

Executive Compensation Agreements

      The Company has entered into an Executive Compensation Agreement with each of Ramon D. Phillips, Raymond A. Kilgore, Linda H. Sleeper and Johnny
J. DePuma. The term of each agreement is automatically extended by an additional year on the first day of each calendar year unless notice has previously been given to the executive that the agreement will not be so extended. Prior to the conclusion of calendar year 1998, the Board of Directors notified the executives that the Executive Compensation Agreements would not be so extended as of January 1, 1999. As a result, each agreement will expire on December 31, 2000, unless hereafter extended.

      The Executive Compensation Agreement with the Chief Executive Officer specifies minimum levels of base salary and benefits and provides for various performance bonuses. The Chief Executive Officer has waived a portion of the specified compensation in each of the last two fiscal years. The agreement with each other executive officer provides for compensation and bonus as determined by the Chief Executive Officer, subject to review by the Board or the Compensation Committee. Each agreement includes covenants of the executive to at all times maintain the confidentiality of the Company's trade secrets and not to compete with the Company during the term of employment and for two years thereafter.

      Pursuant to these agreements, if the Company terminates the executive without "cause" (as defined therein), or the executive resigns within six months after a "change of control" (as defined therein), the Company is obligated to pay the executive a lump sum cash payment equal to two times (three times in the case of the Chief Executive Officer) the sum of (a) the executive's then current annual salary (but not less than the executive's highest annual salary during the preceding three fiscal years), plus (b) the highest amount of bonus and other cash compensation received by the executive during any one of the three preceding fiscal years. In addition, all incentive stock options granted under the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan provide for accelerated vesting in the event of a change of control of the Company.

                            CERTAIN TRANSACTIONS

Guaranty Warrants

      In October 1992, the Company issued to its executive officers and directors warrants (the "Guaranty Warrants") to purchase shares of its Common Stock in consideration for the recipients' agreement to pledge shares of the Company's Common Stock owned by them to secure a working capital line of credit from a commercial bank. The bank advised management that the pledges were necessary in view of regulatory restrictions on the Company's ability to grant security interests in the stock or assets of its insurance subsidiary.

      The Guaranty Warrants were originally exercisable through October 1, 1994, but were successively extended by the Board of Directors through October 1, 1998. The exercise price of each Guaranty Warrant was $0.50 per share, an amount equal to the last reported sale price of the Common Stock on the American Stock Exchange Emerging Company Marketplace on the day preceding the date of grant. In September 1998, the Board agreed to accept shares of the Company s issued and outstanding Common Stock (valued for such purpose at the last reported sale price of the Common Stock on the American Stock Exchange Emerging Company Marketplace on the day preceding exercise) in lieu of cash in payment of the exercise price of the Guaranty Warrants.

      On October 1, 1998, certain of the holders exercised their respective Guaranty Warrants and delivered to the Company shares of the previously issued and outstanding Common Stock . The following table indicates the current executive officers and directors who exercised Guaranty Warrants, the number of shares of the Common Stock delivered in payment of the exercise price and the number of shares issued upon exercise of the Guaranty Warrants.

                                                         No. Of Shares
Warrant Recipient       No. of Shares Delivered      Issued Upon Exercise
Ramon D. Phillips              176,990                       309,733
Raymond A. Kilgore             161,219                       282,133
Johnny J. DePuma                11,429                        20,000
Jack R. Daugherty               61,467                       107,567
Kenneth H. Jones, Jr.            9,143                        16,000
Samuel W. Rizzo                 28,572                        50,000

Split-Dollar Life Insurance

      In April 1991, the Company entered into a Reverse Split-Dollar Agreement (the "Split-Dollar Agreement") with Ramon D. Phillips with respect to a so-called reverse split-dollar life insurance policy on Mr.

Phillips. The Split-Dollar Agreement obligates the Company to pay the entire premium for the policy while the Split-Dollar Agreement is in effect. The policy provides for the death benefits to be divided between the policy's $1,000,000 face amount and its accrued cash surrender value. The Company was designated as beneficiary of the face amount of the policy and Mr. Phillips' estate was designated as beneficiary of the accrued cash surrender value of the policy.


                               OTHER BUSINESS
                                  (Item 2)

      The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as they in their discretion may deem appropriate, unless they are directed by the proxy to do otherwise.


                    INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected Coopers & Lybrand ("C&L") as independent certified public accountants to audit the consolidated financial statements of the Company for the 1999 fiscal year. C&L also reported on the Company's consolidated financial statements for the fiscal years ended December 31, 1998, 1997 and 1996. Representatives of C&L are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders.


                  DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      Any shareholder desiring to submit a proposal for inclusion in the proxy material relating to the 2000 annual meeting of shareholders must do so in writing. The proposal must be received at the Company's principal executive offices by February 4, 2000.


                                    By Order of the Board of Directors




                                    Raymond A. Kilgore, Secretary
June 4, 1999
Dallas, Texas

                                [FRONT]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 PROXY
                FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                     HALLMARK FINANCIAL SERVICES, INC.
                         TO BE HELD JUNE 30, 1999

      The undersigned hereby appoints Ramon D. Phillips and Raymond A. Kilgore, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Hallmark Financial Services, Inc. held of record by the undersigned on May 17, 1999, at the Annual Meeting of Shareholders to be held at 10:00 a.m. on June 30, 1999, or at any adjournment thereof.

1.  ELECTION OF DIRECTORS

[  ]  FOR all nominees listed below       [  ]  WITHHOLD AUTHORITY to vote
      (except as marked to the contrary)        for all nominees listed
                                                below

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

      Ramon D. Phillips    ____                 James H. Graves     ____
      Linda H. Sleeper     ____                 George R. Manser    ____
      Raymond A. Kilgore   ____                 C. Jeffrey Rogers   ____

2. In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

      When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM 1.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

                                   [BACK]

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Date: _______________, 1999         ____________________________________
                                    Signature
PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY CARD
PROMPTLY, USING THE ENCLOSED
ENVELOPE.
                                    ___________________________________
                                    Signature, if held jointly


      PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL
MEETING OF SHAREHOLDERS.  [   ]